Exhibit 3

                  THE SOMERSET GROUP, INC.
                   Form 10-K Annual Report
                Year Ended December 31, 1994



Amended Articles of Incorporation and Amended and Restated
By-Laws thereto.


     The amended article of Incorporation and amended and restated By-Laws are incorporated by reference to
     Exhibit 3 of Form 10-K annual report of Registrant, filed for year ended December 31, 1994, under commission file number 0-14227. No changes accrued in the year ended December 31, 1994.

                                                  Exhibit 10

                  THE SOMERSET GROUP, INC.
                   Form 10-K Annual Report
                Year Ended December 31, 1994



Material Contracts of the Registrant


     Material contracts are incorporated  by reference to
     Exhibit 10 of Form 10-K annual report of the Registrant, filed for year ended December 31, 1994, under commission file number 0-14227. No changes accrued in the year ended December 31, 1994.

                                                  Exhibit 22



                  THE SOMERSET GROUP, INC.
                   Form 10-K Annual Report
                Year Ended December 31, 1994



Subsidiaries of the Registrant


     The following  corporations are subsidiaries of the
     Registrant:


     % Ownership                        Name

     100%                          Concrete Carriers, Inc.
                                   1030 S. Kitley Ave.
                                   Indianapolis, IN  46203

     100%                          Precast concrete Systems,
     Inc.
                                   1030 S. Kitley Ave.
                                   Indianapolis, IN  46203

     21.0%                         First Indiana Corporation
                                   First Indiana Plaza
                                   135 N. Pennsylvania St.
                                   Indianapolis, IN  46204

                                                  Exhibit 23


                  THE SOMERSET GROUP, INC.
                   Form 10-K Annual Report
                Year Ended December 31, 1994


Definitive Proxy Statement for Annual Meeting of
Shareholders to be held April 27, 1995



     The Registrant's Notice of Annual Meeting, Proxy
     Statement and Form of Proxy are incorporated by reference into this Form 10-K by reference to file No.
     0-14227 for such information previously filed with the commission, and submitted on February 28, 1995.

                                                  Exhibit 99

                  THE SOMERSET GROUP, INC.
                   Form 10-K Annual Report
                Year Ended December 31, 1994



First Indiana Corporation's Form 10-K annual report for the year ended December 31, 1994

     First Indiana corporation's Form 10-K annual report for the ear ended December 31, 1994, is incorporated herein by reference to the First Indiana Corporation Form 10-K annual report for the year ended December 31, 1994, filed separately with the commission under file number 0-14354.